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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 January 3, 2006
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                Date of Report (Date of earliest event reported)


                                  Salton, Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware                        0-19557               36-3777824
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 (State or other jurisdiction            (Commission           (IRS Employer
       of incorporation)                 File Number)        Identification No.)


                1955 W. Field Court, Lake Forest, Illinois   60045
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               (Address of principal executive offices)   (Zip Code)


                                 (847) 803-4600
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              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On January 1, 2006, each of David C. Sabin, Leonard Dreimann and William B. Rue elected to return his annual salary to $600,000, as specified in his respective employment agreement with Salton, Inc. Each of these executives had voluntarily elected in June 2004 to reduce his annual salary to $420,000 pending the completion of the Company's domestic restructuring plan.


                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 4, 2006

                                        SALTON, INC.


                                        /s/ WILLIAM B. RUE
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                                        William B. Rue
                                        President and Chief Operating Officer
                                        and Director


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